UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 07, 2004
                                                 -------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




   DELAWARE                                              46-0476193
-----------------------           ------------       ---------------------------
(State or other jurisdiction      (File number)          (I.R.S. Employer
of incorporation)                                        Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                92590
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(Address of principal executive office)                 (Zip Code)


Registrant's telephone number, including area code: (909) 694-9940
                                                    --------------------------


          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (C)       Exhibits

                        99       Press Release





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 07, 2004                    TEMECULA VALLEY BANCORP INC.

                                        By:/S/ Stephen H. Wacknitz
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           President and Chief Executive Officer


                                        By:/S/ DONALD A. PITCHER
                                           -------------------------------------
                                           DONALD A. PITCHER
                                           Executive Vice President
                                           Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION                  PAGE NO.
-----------                -----------                  --------

99                         Press Release                   3